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                       Securities and Exchange Commission

                             Washington, D.C. 20549



                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 11, 2002
                                                          --------------



                        CBL & Associates Properties, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                        1-12494                      62-1545718
---------------                 ------------                 -------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


 2030 Hamilton Place Blvd., Suite 500, CBL Center, Chattanooga, Tennessee 37421
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



       Registrant's Telephone Number, including area code: (423) 855-0001
                                                           --------------



          One Park Place, 6148 Lee Highway, Chattanooga, Tennessee 37421
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     On March 23, 1998 CBL & Associates Properties, Inc. (the "Company") filed its Registration Statement on Form S-3 (File No. 333-47041), pursuant to which the Company may from time to time offer (i) one or more series of its preferred stock, (ii) shares of its common stock and (iii) warrants to purchase its common stock with an aggregate public offering price of up to $350 million.

     On March 11, 2002, the Company filed a Prospectus Supplement pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to an offering of an aggregate of 3,352,770 shares of the Company's Common Stock (the "Shares"). The Underwriting Agreement and the Pricing Agreement, covering the issue and sale of the Shares are attached to this Form 8-K and filed herewith under Item 7 as Exhibit 1.1 and Exhibit 1.2, respectively.

Item 7.   Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits:

          The following exhibits are filed as part of this report:

          1.1 Underwriting Agreement, dated March 11, 2002, among the Company, CBL & Associates Limited Partnership and Goldman, Sachs & Co.

          1.2 Pricing Agreement, dated March 11, 2002, among the Company, CBL & Associates Limited Partnership and Goldman, Sachs & Co.

          5    Opinion re Legality.

          8    Opinion re Tax Matters.

          23 Consent of Counsel (contained in the opinions filed as Exhibits 5 and 8 hereto).


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CBL & ASSOCIATES PROPERTIES, INC.



                                        By:  /s/ John N. Foy
                                             -----------------------------------
                                             John N. Foy
                                             Vice Chairman, Chief Financial
                                             Officer and Treasurer


Dated: March 15, 2002


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                                  Exhibit Index
                                  -------------


Exhibit No.         Description
-----------         -----------

1.1 Underwriting Agreement dated March 11, 2002, among the Company, CBL & Associates Limited Partnership and Goldman, Sachs & Co.

1.2 Pricing Agreement, dated March 11, 2002, among the Company, CBL & Associates Limited Partnership and Goldman, Sachs & Co.

5                   Opinion re Legality.

8                   Opinion re Tax Matters.

23 Consents of Counsel (contained in the opinions filed as Exhibits 5 and 8 hereto).